UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

RSC Holdings Inc.
RSC Holdings III, LLC
RSC Equipment Rental, Inc.
 (Exact name of registrant as specified in its charter)

Delaware Delaware Arizona	001-33485 333-144625-01 333-144625	22-1669012 41-2218971 86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6929 E. Greenway Parkway, Suite 200 Scottsdale, Arizona	85254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 905-3300

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Senior Vice President of Operations

In connection with an organizational change of RSC Equipment Rental, Inc., an indirect wholly-owned operating subsidiary of RSC Holdings Inc., Homer “Ned” Graham, Senior Vice President of Operations, on August 27, 2008 resigned as an officer of RSC Holdings Inc. and RSC Equipment Rental, Inc. to pursue other business opportunities. We issued a press release on August 27, 2008, announcing the organizational change, the full text of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release, dated August 27, 2008, entitled “RSC EQUIPMENT RENTAL STREAMLINES DIVISIONAL STRUCTURE.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RSC Holdings Inc. RSC Holdings III, LLC RSC Equipment Rental, Inc.
	By:	/s/ Kevin J. Groman
Dated: August 27, 2008		Kevin J. Groman
Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated August 27, 2008, entitled “RSC EQUIPMENT RENTAL STREAMLINES DIVISIONAL STRUCTURE.”